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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 19, 2005
                                        -----------------
                        (Date of Earliest Event Reported)


                          21ST CENTURY HOLDING COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


             Florida                      0-2500111               65-0248866
 -------------------------------      ----------------       -------------------
 (State or Other Jurisdiction of      (Commission File        (I.r.s. Employer
          Incorporation)                   Number)           Identification No.)


       3661 West Oakland Park Blvd., Suite 300
                Lauderdale Lakes, Fl                           33311
      ----------------------------------------              ----------
      (Address of Principal Executive Offices)              (Zip Code)


       Registrant's Telephone Number, Including Area Code: (954) 581-9993

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)


Check the Appropriate Box Below If the Form 8-K Filing is Intended to Simultaneously Satisfy the Filing Obligation of the Registrant Under Any of the Following Provisions (See General Instruction A.2. Below):

|_| Written Communications Pursuant to Rule 425 Under the Securities Act (17 Cfr 230.425)

|_| Soliciting Material Pursuant to Rule 14A-12 Under the Exchange Act (17 Cfr 240.14A-12)

|_| Pre-commencement Communications Pursuant to Rule 14D-2(b) Under the Exchange Act (17 Cfr 240.14D-2(b))

|_| Pre-commencement Communications Pursuant to Rule 13E-4( C) Under the Exchange Act (17 Cft 240.13E-4( C))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
            -------------------------------------------

On December 19, 2005, 21st Century Holding Company (the "Company") entered into a Non-Compete Agreement (the "Non-Compete") and Annual Review Agreement (the "Annual Review") (collectively, the "Agreements") with Gordon Jennings, III, the Company's Chief Financial Office. These Agreements were approved by the Independent Directors Committee of the Company.

The Annual Review amends the Base Salary provision under the Compensation section of the Employment Agreement dated June 8, 2004 between the Company and Mr. Jennings to allow for annual salary increases up to five percent (5%) based on a performance review.

The Non-Compete sets forth stipulations that upon a termination of employment with the Company, Mr. Jennings may not directly or indirectly compete with the Company.

A copy of each of these Agreements is attached to this current report on Form 8-K as Exhibits 10.1 and 10.2 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

      (c)   Exhibits.
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      10.1  Non-Compete  Agreement  dated December 19, 2005 between 21st Century
            Holding  Company and J.  Gordon  Jennings,  III

      10.2 Annual Review Agreement dated December 19, 2005 between 21st Century Holding Company and J. Gordon Jennings, III


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         21ST CENTURY HOLDING COMPANY


Date:  December 23, 2005                 By: /s/ JAMES GORDON JENNINGS, III
                                             -----------------------------------
                                         Name:   James Gordon Jennings, III
                                         Title:  Chief Financial Officer
                                         (Principal Accounting and Financial
                                                      Officer)


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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.      Exhibit Title
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      10.1  Non-Compete  Agreement  between 21st Century  Holding Company and J.
            Gordon Jennings, III

      10.2 Annual Review Agreement between 21st Century Holding Company and J. Gordon Jennings, III